UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2017

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale. Trust preferred interests and capital securities are considered debt securities and not preferred stock for purposes of the foregoing guidelines.

II	Western Asset Income Fund

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Income Fund for the six-month reporting period ended June 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

Western Asset Income Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2016 U.S. gross domestic product (“GDP”)i growth was a revised 1.8%. GDP growth then decelerated to a revised 1.2% during the first quarter of 2017. Finally, the U.S. Department of Commerce’s initial estimate for second quarter 2017 GDP growth — released after the reporting period ended — was 2.6%. The acceleration in growth reflected a smaller decrease in private inventory investment, an acceleration in personal consumption expenditures and an upturn in federal government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on June 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed moderately declined over the period. In June 2017, 24.3% of Americans looking for a job had been out of work for more than six months, versus 24.4% when the period began.

IV	Western Asset Income Fund

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. Finally, at its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. The Fed also said that it planned to reduce its balance sheet, saying, “The Committee is maintaining its existing policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities in agency mortgage-backed securities and of rolling over maturing Treasury securities at auction. The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short-term Treasury yields moved higher during the six months ended June 30, 2017. In contrast, long-term Treasury yields edged lower over the reporting period as a whole. Two-year Treasury yields began the reporting period at 1.20% and ended the period at 1.38%. Their low for the period of 1.12% occurred on February 24, 2017, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 2.45% and ended the period at 2.31%. Their low of 2.14% occurred on both June 6 and June 26, 2017, and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 2.27% during the six months ended June 30, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 4.92% for the six months ended June 30, 2017. The high-yield market began the reporting period on a positive

Western Asset Income Fund	V

Investment commentary (cont’d)

note, as it rallied sharply over the first two months of the period. This was driven by robust demand from investors looking to generate incremental yield in the low interest rate environment. After moving slightly lower in March 2017 given falling oil prices and overall weak demand, the high-yield market again rallied from April through June 2017.

Performance review

For the six months ended June 30, 2017, Western Asset Income Fund returned 5.85% based on its net asset value (“NAV”)vi and 6.67% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield Indexvii and the Bloomberg Barclays U.S. Credit Indexviii, returned 4.93% and 3.68%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averageix returned 4.21% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.35 per share. As of June 30, 2017, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$15.11 (NAV)	5.85	%†[1]
$14.91 (Market Price)	6.67	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings.

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

[1]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

VI	Western Asset Income Fund

The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 28, 2017

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds (commonly known as “junk” bonds), which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Income Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The Bloomberg Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144A securities are also included.

viii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

VIII	Western Asset Income Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of June 30, 2017 and December 31, 2016, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Western Asset Income Fund 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — June 30, 2017

Total Spread Duration
PAI	— 8.43 years
Benchmark	— 7.14 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

2	Western Asset Income Fund 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2017

Total Effective Duration
PAI	— 7.17 years
Benchmark	— 7.21 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
PAI	— Western Asset Income Fund

Western Asset Income Fund 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.7%
Consumer Discretionary — 8.6%
Auto Components — 0.8%
Goodyear Tire & Rubber Co., Senior Notes	4.875%	3/15/27	$300,000	$305,250
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	740,000	783,475	(a)
Total Auto Components				1,088,725
Automobiles — 0.9%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	465,797
General Motors Co., Senior Notes	6.600%	4/1/36	170,000	197,515
General Motors Co., Senior Notes	5.200%	4/1/45	310,000	305,244
General Motors Co., Senior Notes	6.750%	4/1/46	310,000	368,933
Total Automobiles				1,337,489
Hotels, Restaurants & Leisure — 0.4%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	180,000	197,062
McDonald’s Corp., Senior Notes	4.700%	12/9/35	150,000	166,066
McDonald’s Corp., Senior Notes	4.875%	12/9/45	230,000	257,440
Total Hotels, Restaurants & Leisure				620,568
Media — 6.2%
21st Century Fox America Inc., Senior Debentures	7.750%	12/1/45	130,000	189,050
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	688,690
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	420,000	430,500	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.384%	10/23/35	110,000	130,755
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	260,000	313,156
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	350,000	371,681	(a)
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,265,837
Comcast Corp., Notes	6.450%	3/15/37	220,000	293,271
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	226,138
Time Warner Cable LLC, Debentures	7.300%	7/1/38	200,000	256,391
Time Warner Cable LLC, Senior Bonds	6.550%	5/1/37	180,000	215,577
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	690,000	759,225
Time Warner Cable LLC, Senior Notes	6.750%	6/15/39	10,000	12,278
Time Warner Cable LLC, Senior Notes	5.500%	9/1/41	50,000	53,916
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	410,000	564,289
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	154,769
UBM PLC, Notes	5.750%	11/3/20	570,000	600,507	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	50,000	50,249
Viacom Inc., Senior Notes	4.375%	3/15/43	70,000	62,451

See Notes to Financial Statements.

4	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Viacom Inc., Senior Notes	4.875%	6/15/43	$30,000	$28,482
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,055,000	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	909,607
WPP Finance 2010, Senior Notes	5.625%	11/15/43	150,000	173,822
Total Media				8,805,641
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	220,000	210,360
Textiles, Apparel & Luxury Goods — 0.1%
Coach Inc., Senior Notes	3.000%	7/15/22	160,000	157,937
Total Consumer Discretionary				12,220,720
Consumer Staples — 3.3%
Beverages — 2.0%
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,250,000	1,416,445
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	281,690
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	390,086	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	792,453	(a)
Total Beverages				2,880,674
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.125%	7/20/45	340,000	391,294
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	50,000	54,230
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	150,000	158,927
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	250,000	271,478
Total Food Products				484,635
Tobacco — 0.7%
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	100,000	106,616
Reynolds American Inc., Senior Notes	8.125%	5/1/40	270,000	378,600
Reynolds American Inc., Senior Notes	7.000%	8/4/41	320,000	402,875
Reynolds American Inc., Senior Notes	5.850%	8/15/45	90,000	110,645
Total Tobacco				998,736
Total Consumer Staples				4,755,339
Energy — 16.2%
Energy Equipment & Services — 1.1%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	398,143
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	120,000	110,400
Ensco PLC, Senior Notes	5.200%	3/15/25	480,000	392,400
Halliburton Co., Senior Notes	5.000%	11/15/45	200,000	213,615

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy Equipment & Services — continued
Petrofac Ltd., Senior Notes	3.400%	10/10/18	$310,000	$291,533	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	130,000	110,175
Total Energy Equipment & Services				1,516,266
Oil, Gas & Consumable Fuels — 15.1%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	582,410
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	460,000	491,384
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	460,000	514,930
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	105,704
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	220,489
Apache Corp., Senior Notes	5.100%	9/1/40	160,000	164,020
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	94,669
Cenovus Energy Inc., Senior Notes	4.250%	4/15/27	150,000	143,175	(a)
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,066,966
Devon Energy Corp., Senior Notes	5.850%	12/15/25	350,000	398,391
Devon Energy Corp., Senior Notes	5.600%	7/15/41	320,000	333,444
Devon Energy Corp., Senior Notes	5.000%	6/15/45	270,000	273,785
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	380,000	494,261
Ecopetrol SA, Senior Notes	5.375%	6/26/26	740,000	771,450
Ecopetrol SA, Senior Notes	5.875%	5/28/45	176,000	162,448
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	134,247
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	280,625
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	384,854
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,429,675
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	306,084
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,268,389
Kinder Morgan Inc., Medium-Term Notes	7.800%	8/1/31	2,000,000	2,527,132
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	200,000	205,019	(a)
LUKOIL International Finance BV, Senior Notes	4.750%	11/2/26	290,000	297,418	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	466,500	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	437,832
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	155,975
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	20,000	20,840
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	270,000	269,577
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	640,000	678,720
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	300,000	266,790
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,635,000	2,737,106
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	450,000	499,725

See Notes to Financial Statements.

6	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Phillips 66, Senior Notes	5.875%	5/1/42	$160,000	$193,996
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	333,297
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	470,000	605,651
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	5.400%	8/15/41	310,000	346,596
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	450,000	447,338
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	660,000	676,807
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	55,930
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	44,215
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	785,375
Total Oil, Gas & Consumable Fuels				21,673,239
Total Energy				23,189,505
Financials — 33.0%
Banks — 18.8%
Banco Mercantil De Norte, Junior Subordinated Notes	7.625%	1/10/28	200,000	207,460	(a)(b)(c)(d)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	340,000	357,442	(a)
Bank of America Corp., Senior Notes	6.400%	8/28/17	300,000	302,142
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	77,222
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	32,867
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	402,444
Bank of America Corp., Subordinated Notes	6.110%	1/29/37	320,000	392,861
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	900,000	1,298,199
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	300,845	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	450,000	515,531
Barclays PLC, Subordinated Notes	4.836%	5/9/28	240,000	245,636
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	330,000	363,825	(a)(c)(d)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	200,000	222,750	(a)(c)(d)
BNP Paribas SA, Subordinated Notes	4.625%	3/13/27	700,000	739,603	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	410,000	438,679	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	251,000	386,571
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	303,532
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	835,408
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	400,000	416,520
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	240,000	244,168
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	404,000	498,372
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	495,500
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	708,000	824,997	(a)(c)(d)
Cooperatieve Rabobank U.A., Senior Notes	5.250%	5/24/41	570,000	697,419
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	450,000	556,418

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	$340,000	$398,653
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	560,000	627,200	(a)(c)(d)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	1,040,000	1,211,834	(a)(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,430,000	1,501,500	(c)(d)
HSBC Holdings PLC, Junior Subordinated Bonds	6.000%	5/22/27	640,000	663,360	(c)(d)
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	210,000	216,103
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	678,410	(a)
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	250,000	253,910	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	690,000	729,757	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	280,636	(c)(d)
JPMorgan Chase & Co., Senior Notes	4.260%	2/22/48	100,000	104,881	(c)
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	440,000	530,566
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	150,000	167,731
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	360,000	398,025	(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,683,000	(c)(d)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	590,000	644,575	(c)(d)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,114,263
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	386,033
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	310,000	326,118
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	480,000	566,437
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	210,000	218,149	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	410,000	467,468	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/31/17	1,190,000	1,198,032	(c)(d)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	310,000	302,229
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	498,564
Wells Fargo & Co., Subordinated Notes	4.400%	6/14/46	180,000	182,680
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	440,000	470,921
Total Banks				26,977,446
Capital Markets — 5.3%
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	547,888
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,170,000	1,245,921	(a)(c)(d)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	850,000	939,267
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	270,000	299,461
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	291,586
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	746,121
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	832,264

See Notes to Financial Statements.

8	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	$500,000	$556,665
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	820,000	869,459	(a)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	103,570
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	109,259
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	120,061
Morgan Stanley, Senior Notes	4.375%	1/22/47	300,000	313,750
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	190,000	207,012
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	400,010
Total Capital Markets				7,582,294
Consumer Finance — 2.2%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	217,331
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	232,343
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,466,217
Navient Corp., Senior Notes	7.250%	1/25/22	830,000	909,888
Navient Corp., Senior Notes	6.125%	3/25/24	290,000	300,150
Total Consumer Finance				3,125,929
Diversified Financial Services — 2.8%
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	190,000	191,337	(a)
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	220,000	250,438	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.340%	12/21/65	470,000	448,850	(a)(c)
ILFC E-Capital Trust II, Bonds	4.590%	12/21/65	270,000	259,200	(a)(c)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	476,320
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	139,498
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	224,183
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	741,050	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	392,000	411,236	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	220,000	230,340	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	500,000	583,962
Total Diversified Financial Services				3,956,414
Insurance — 3.9%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	564,000	(c)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	62,066
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	80,000	86,616	(c)
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	101,923
Aon PLC, Senior Notes	4.750%	5/15/45	90,000	97,764
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	282,500
Brighthouse Financial Inc., Senior Notes	3.700%	6/22/27	550,000	544,441	(a)

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	$170,000	$190,976
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	195,938	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	237,145	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	641,375	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	260,000	278,812	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,331,125
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	362,205	(c)
Teachers Insurance & Annuity Association of America, Notes	6.850%	12/16/39	400,000	548,795	(a)
Total Insurance				5,525,681
Total Financials				47,167,764
Health Care — 2.6%
Biotechnology — 0.7%
AbbVie Inc., Senior Subordinated Notes	4.700%	5/14/45	180,000	192,028
Celgene Corp., Senior Notes	5.000%	8/15/45	300,000	339,125
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	60,000	72,885
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	310,000	322,120
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	50,000	55,023
Total Biotechnology				981,181
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	220,000	240,224
Abbott Laboratories, Senior Notes	4.900%	11/30/46	230,000	254,349
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	200,000	206,769
Becton, Dickinson & Co., Senior Notes	4.669%	6/6/47	410,000	427,955
Total Health Care Equipment & Supplies				1,129,297
Health Care Providers & Services — 0.8%
Cardinal Health Inc., Senior Notes	3.410%	6/15/27	270,000	271,179
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	27,174
HCA Inc., Senior Secured Notes	5.500%	6/15/47	450,000	466,875
Humana Inc., Senior Notes	8.150%	6/15/38	80,000	116,644
Humana Inc., Senior Notes	4.800%	3/15/47	230,000	254,487
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	31,492
Total Health Care Providers & Services				1,167,851
Pharmaceuticals — 0.3%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	190,000	203,405
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	200,000	216,741
Zoetis Inc., Senior Notes	4.700%	2/1/43	30,000	32,712
Total Pharmaceuticals				452,858
Total Health Care				3,731,187

See Notes to Financial Statements.

10	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrials — 4.4%
Aerospace & Defense — 0.3%
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	$40,000	$43,763
Lockheed Martin Corp., Senior Notes	4.700%	5/15/46	120,000	135,390
Rockwell Collins Inc., Senior Notes	3.500%	3/15/27	240,000	243,856
Total Aerospace & Defense				423,009
Airlines — 0.6%
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	101,080	107,272
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.545%	2/2/19	63,591	66,452
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	143,189	159,119
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	67,299	72,010
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	62,133	70,676
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	106,034	116,770
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	270,201	303,301
Total Airlines				895,600
Commercial Services & Supplies — 1.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	139,641
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	367,319
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	600,000	615,750	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	351,879
Total Commercial Services & Supplies				1,474,589
Construction & Engineering — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	873,267
Industrial Conglomerates — 1.4%
General Electric Co., Junior Subordinated Bonds	5.000%	1/21/21	710,000	754,482	(c)(d)
General Electric Co., Senior Notes	5.875%	1/14/38	120,000	155,598
General Electric Co., Senior Notes	6.875%	1/10/39	646,000	938,218
General Electric Co., Subordinated Notes	5.300%	2/11/21	138,000	152,689
Total Industrial Conglomerates				2,000,987
Machinery — 0.2%
Caterpillar Inc., Senior Notes	4.750%	5/15/64	220,000	246,783
Road & Rail — 0.3%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	60,000	59,700	(a)
Union Pacific Corp., Senior Notes	4.375%	11/15/65	320,000	335,532
Total Road & Rail				395,232
Total Industrials				6,309,467

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Information Technology — 5.0%
Communications Equipment — 0.8%
Harris Corp., Senior Notes	5.550%	10/1/21	$520,000	$577,551
Harris Corp., Senior Notes	4.854%	4/27/35	260,000	285,540
Harris Corp., Senior Notes	5.054%	4/27/45	210,000	236,605
Total Communications Equipment				1,099,696
IT Services — 0.4%
HP Enterprise Services LLC, Notes	7.450%	10/15/29	420,000	512,733
Semiconductors & Semiconductor Equipment — 0.4%
Intel Corp., Senior Notes	4.900%	7/29/45	130,000	151,406
NXP BV/NXP Funding LLC, Senior Notes	3.875%	9/1/22	400,000	417,500	(a)
QUALCOMM Inc., Senior Notes	4.300%	5/20/47	40,000	40,964
Total Semiconductors & Semiconductor Equipment				609,870
Software — 2.2%
Microsoft Corp., Senior Notes	3.750%	2/12/45	420,000	418,497
Microsoft Corp., Senior Notes	3.700%	8/8/46	990,000	982,242
Microsoft Corp., Senior Notes	4.250%	2/6/47	1,660,000	1,801,832
Total Software				3,202,571
Technology Hardware, Storage & Peripherals — 1.2%
Apple Inc., Senior Notes	3.850%	8/4/46	340,000	340,656
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	620,000	654,195	(a)
HP Inc., Senior Notes	4.650%	12/9/21	310,000	334,908
Seagate HDD Cayman, Senior Notes	4.250%	3/1/22	420,000	427,361	(a)
Total Technology Hardware, Storage & Peripherals				1,757,120
Total Information Technology				7,181,990
Materials — 6.4%
Chemicals — 1.0%
Dow Chemical Co., Debentures	7.375%	11/1/29	800,000	1,076,564
Ecolab Inc., Senior Notes	5.500%	12/8/41	80,000	98,350
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	203,200	(a)
Total Chemicals				1,378,114
Containers & Packaging — 0.2%
WestRock RKT Co., Senior Notes	4.450%	3/1/19	230,000	238,641
Metals & Mining — 5.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	250,000	272,500	(a)
Arconic Inc., Senior Notes	5.870%	2/23/22	800,000	860,000
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	618,000	669,471
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	59,413
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	180,000	218,208

See Notes to Financial Statements.

12	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	$100,000	$115,987
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	470,000	538,192	(a)(c)
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	80,000	79,800
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	60,000	56,531
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	630,000	668,191
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	110,000	110,173	(a)
Glencore Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	519,573	(a)
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	150,000	160,306	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	100,000	98,586	(a)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	490,000	507,762	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	163,142
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	469,909
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	1,148,000	1,236,970
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	370,000	374,366
Total Metals & Mining				7,179,080
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	30,000	31,350
Georgia-Pacific LLC, Senior Bonds	7.375%	12/1/25	250,000	318,404
Total Paper & Forest Products				349,754
Total Materials				9,145,589
Real Estate — 0.6%
Real Estate Management & Development — 0.6%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	500,000	516,250
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	280,000	388,394
Total Real Estate				904,644
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 4.7%
AT&T Inc., Senior Notes	4.500%	5/15/35	360,000	355,241
AT&T Inc., Senior Notes	5.350%	9/1/40	30,000	31,874
AT&T Inc., Senior Notes	4.800%	6/15/44	210,000	208,900
AT&T Inc., Senior Notes	4.750%	5/15/46	170,000	167,350
AT&T Inc., Senior Notes	5.450%	3/1/47	50,000	54,029
AT&T Inc., Senior Notes	4.500%	3/9/48	86,000	80,792
AT&T Inc., Senior Notes	4.550%	3/9/49	310,000	294,137
British Telecommunications PLC, Bonds	9.125%	12/15/30	330,000	502,876
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	750,000	624,375
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	275,230

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Qwest Corp., Debentures	6.875%	9/15/33	$850,000	$838,519
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	79,048
Verizon Communications Inc., Senior Bonds	5.500%	3/16/47	730,000	801,051
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,990,967
Verizon Communications Inc., Senior Notes	5.050%	3/15/34	210,000	222,947
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	139,000	137,822
Total Diversified Telecommunication Services				6,665,158
Wireless Telecommunication Services — 1.5%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	1,036,796
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	50,000	54,328	(a)
Sprint Corp., Senior Notes	7.250%	9/15/21	330,000	367,538
Sprint Corp., Senior Notes	7.875%	9/15/23	340,000	391,850
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	323,374
Total Wireless Telecommunication Services				2,173,886
Total Telecommunication Services				8,839,044
Utilities — 2.4%
Electric Utilities — 2.4%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	210,000	235,612
Duke Energy Corp., Senior Notes	3.750%	9/1/46	420,000	400,721
Enel Finance International NV, Senior Notes	2.875%	5/25/22	300,000	300,757	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	1,094,618
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	310,000	311,619
Great Plains Energy Inc., Senior Notes	3.900%	4/1/27	260,000	263,541
Great Plains Energy Inc., Senior Notes	4.850%	4/1/47	50,000	51,653
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	130,000	168,035
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	662,515
Total Utilities				3,489,071
Total Corporate Bonds & Notes (Cost — $113,894,374)				126,934,320
Asset-Backed Securities — 0.5%
GoldenTree Loan Opportunities Ltd., 2015-10A D	4.506%	7/20/27	250,000	249,839	(a)(c)
Madison Park Funding Ltd., 2013-11A C	3.903%	10/23/25	250,000	250,170	(a)(c)
Regatta IV Funding Ltd., 2014-1A D	4.656%	7/25/26	250,000	249,572	(a)(c)
Total Asset-Backed Securities (Cost — $732,350)				749,581
Municipal Bonds — 1.3%
Alabama — 0.2%
Alabama Economic Settlement Authority, BP Settlement Revenue	3.163%	9/15/25	310,000	315,028

See Notes to Financial Statements.

14	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
California — 0.8%
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue, Build America Bonds, Recovery Zone Economic Development	7.618%	8/1/40	$650,000	$962,364
University of California Revenue, Taxable	4.062%	5/15/33	150,000	155,678
Total California				1,118,042
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	170,000	173,225
Illinois — 0.2%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	313,143
Total Municipal Bonds (Cost — $1,917,729)				1,919,438
Sovereign Bonds — 4.6%
Argentina — 2.8%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	1,220,000	1,372,500	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	740,000	770,088	(a)
Republic of Argentina, Senior Bonds	7.500%	4/22/26	1,140,000	1,231,200
Republic of Argentina, Senior Notes	6.875%	1/26/27	470,000	488,095
Republic of Argentina, Senior Notes	7.125%	6/28/2117	150,000	136,350	(a)
Total Argentina				3,998,233
Canada — 0.7%
Quebec Province, Notes	7.970%	7/22/36	650,000	1,017,553
Ecuador — 0.5%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	610,000	652,700	(a)
Honduras — 0.2%
Republic of Honduras, Senior Notes	6.250%	1/19/27	350,000	363,125	(a)
Mexico — 0.3%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	30,105
United Mexican States, Senior Notes	4.350%	1/15/47	360,000	339,012
Total Mexico				369,117
Panama — 0.1%
Republic of Panama, Senior Notes	4.500%	5/15/47	210,000	212,888
Total Sovereign Bonds (Cost — $6,091,222)				6,613,616
U.S. Government & Agency Obligations — 2.4%
U.S. Government Obligations — 2.4%
U.S. Treasury Bonds	3.000%	2/15/47	240,000	247,627
U.S. Treasury Notes	1.375%	2/15/20	2,700,000	2,691,773
U.S. Treasury Notes	1.875%	2/28/22	230,000	230,310
U.S. Treasury Notes	1.750%	5/31/22	30,000	29,828

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2017

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.000%	4/30/24	$30,000	$29,780
U.S. Treasury Notes	2.375%	5/15/27	130,000	130,840
Total U.S. Government & Agency Obligations (Cost — $3,357,728)				3,360,158

			Shares
Preferred Stocks — 0.1%
Financials — 0.1%
Insurance — 0.1%
Delphi Financial Group Inc. (Cost — $143,068)	4.372%		5,725	123,445	(c)
Total Investments before Short-Term Investments (Cost — $126,136,471)				139,700,558
Short-Term Investments — 0.6%
Western Asset Government Cash Management Portfolio LLC (Cost — $800,000)	0.990%		800,000	800,000	(e)
Total Investments — 98.2% (Cost — $126,936,471#)				140,500,558
Other Assets in Excess of Liabilities — 1.8%				2,625,860
Total Net Assets — 100.0%				$143,126,418

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is purchased on a when-issued basis.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At June 30, 2017, the total market value of investments in Affiliated Companies was $800,000 and the cost was $800,000 (See Note 8).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

See Notes to Financial Statements.

16	Western Asset Income Fund 2017 Semi-Annual Report

Western Asset Income Fund

At June 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	20	9/17	$4,327,014	$4,322,188	$(4,826)
U.S. Treasury 5-Year Notes	2	9/17	236,130	235,672	(458)
					(5,284)

Contracts to Sell:
U.S. Treasury 10-Year Notes	8	9/17	1,009,849	1,004,250	5,599
U.S. Treasury Long-Term Bonds	89	9/17	13,632,874	13,678,188	(45,314)
U.S. Treasury Ultra Long-Term Bonds	10	9/17	1,636,522	1,658,750	(22,228)
					(61,943)
Net unrealized depreciation on open futures contracts					$(67,227)

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	17

Statement of assets and liabilities (unaudited)

June 30, 2017

Assets:
Investments in unaffiliated securities, at value (Cost — $126,136,471)	$139,700,558
Investments in affiliated securities, at value (Cost — $800,000)	800,000
Cash	916,739
Interest receivable	1,830,441
Deposits with brokers for open futures contracts	361,216
Receivable for securities sold	314,272
Receivable from broker — variation margin on open futures contracts	56,969
Prepaid expenses	39,640
Other assets	13,944
Total Assets	144,033,779

Liabilities:
Distributions payable	544,494
Payable for securities purchased	241,611
Investment management fee payable	60,786
Directors’ fees payable	871
Accrued expenses	59,599
Total Liabilities	907,361
Total Net Assets	$143,126,418

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,469,511 shares issued and outstanding)	$94,695
Paid-in capital in excess of par value	142,262,464
Undistributed net investment income	1,250,430
Accumulated net realized loss on investments and futures contracts	(13,978,031)
Net unrealized appreciation on investments and futures contracts	13,496,860
Total Net Assets	$143,126,418

Shares Outstanding	9,469,511

Net Asset Value	$15.11

See Notes to Financial Statements.

18	Western Asset Income Fund 2017 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2017

Investment Income:
Interest from unaffiliated investments	$3,740,855
Interest from affiliated investments	178
Dividends	12,274
Total Investment Income	3,753,307

Expenses:
Investment management fee (Note 2)	370,988
Legal fees	43,014
Franchise taxes	23,283
Audit and tax fees	21,139
Transfer agent fees	16,944
Fund accounting fees	14,451
Shareholder reports	13,683
Directors’ fees	7,713
Stock exchange listing fees	7,621
Custody fees	386
Miscellaneous expenses	5,673
Total Expenses	524,895
Less: Fee waivers and/or expense reimbursements (Note 2)	(12,000)
Net Expenses	512,895
Net Investment Income	3,240,412

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	264,838
Futures contracts	(242,507)
Net Realized Gain	22,331
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	4,920,764
Futures contracts	(137,230)
Change in Net Unrealized Appreciation (Depreciation)	4,783,534
Net Gain on Investments and Futures Contracts	4,805,865
Increase in Net Assets From Operations	$8,046,277

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	19

Statements of changes in net assets

For the Six Months Ended June 30, 2017 (unaudited) and the Year Ended December 31, 2016	2017	2016

Operations:
Net investment income	$3,240,412	$6,629,713
Net realized gain	22,331	1,376,641
Change in net unrealized appreciation (depreciation)	4,783,534	5,807,290
Increase in Net Assets From Operations	8,046,277	13,813,644

Distributions to Shareholders From (Note 1):
Net investment income	(3,266,981)	(6,530,020)
Decrease in Net Assets From Distributions to Shareholders	(3,266,981)	(6,530,020)

Fund Share Transactions:
Reinvestment of distributions (0 and 7,388 shares issued, respectively)	—	109,106
Increase in Net Assets From Fund Share Transactions	—	109,106
Increase in Net Assets	4,779,296	7,392,730

Net Assets:
Beginning of period	138,347,122	130,954,392
End of period*	$143,126,418	$138,347,122
*Includes undistributed net investment income of:	$1,250,430	$1,276,999

See Notes to Financial Statements.

20	Western Asset Income Fund 2017 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
	2017[1,2]		2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of period	$14.61		$13.84	$14.84	$14.45	$15.04	$13.76

Income (loss) from operations:
Net investment income	0.34		0.70	0.70	0.73	0.73	0.73
Net realized and unrealized gain (loss)	0.51		0.76	(1.01)	0.35	(0.63)	1.27
Total income (loss) from operations	0.85		1.46	(0.31)	1.08	0.10	2.00

Less distributions from:
Net investment income	(0.35)	[3]	(0.69)	(0.69)	(0.69)	(0.69)	(0.72)
Total distributions	(0.35)		(0.69)	(0.69)	(0.69)	(0.69)	(0.72)

Net asset value, end of period	$15.11		$14.61	$13.84	$14.84	$14.45	$15.04

Market price, end of period	$14.91		$14.31	$13.02	$13.45	$13.17	$14.82
Total return, based on NAV[4,5]	5.85	% [6]	10.76%	(2.21)%	7.57%	0.73%	14.84%
Total return, based on Market Price[7]	6.67%		15.44%	1.88%	7.44%	(6.47)%	12.76%

Net assets, end of period (000s)	$143,126		$138,347	$130,954	$140,440	$136,683	$142,322

Ratios to average net assets:
Gross expenses	0.75	% [8]	0.77%	0.76%	0.73%	0.75%	0.72%
Net expenses[9]	0.74	[8]	0.75	0.74	0.71	0.73	0.70
Net investment income	4.65	[8]	4.87	4.82	4.87	5.02	5.06

Portfolio turnover rate	27%		50%	42%	38%	70%	90%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Income Fund 2017 Semi-Annual Report	21

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Effective June 1, 2017, the Fund changed its security pricing methodology to use the mean value of the bid and ask prices (of underlying fund holdings) to calculate the NAV. The Fund had a one-time increase to the NAV, which was due to this change in pricing methodology.

22	Western Asset Income Fund 2017 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Income Fund 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$126,934,320	—	$126,934,320
Asset-backed securities	—	749,581	—	749,581
Municipal bonds	—	1,919,438	—	1,919,438
Sovereign bonds	—	6,613,616	—	6,613,616
U.S. government & agency obligations	—	3,360,158	—	3,360,158
Preferred stocks	$123,445	—	—	123,445
Total long-term investments	123,445	139,577,113	—	139,700,558
Short-term investments†	—	800,000	—	800,000
Total investments	$123,445	$140,377,113	—	$140,500,558
Other financial instruments:
Futures contracts	5,599	—	—	5,599
Total	$129,044	$140,377,113	—	$140,506,157

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$72,826	—	—	$72,826

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At June 30, 2017, securities valued at $123,445 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of

24	Western Asset Income Fund 2017 Semi-Annual Report

the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Securities traded on a when-issued basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

Western Asset Income Fund 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments. Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of June 30, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the

26	Western Asset Income Fund 2017 Semi-Annual Report

distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the six months ended June 30, 2017, fees waived and/or expenses reimbursed amounted to $12,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program

Western Asset Income Fund 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Adviser (not the Fund) pays LMPFA a monthly fee of $3,000 (an annual rate of $36,000). LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$24,734,828	$13,077,019
Sales	23,539,041	13,357,655

At June 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,154,849
Gross unrealized depreciation	(590,762)
Net unrealized appreciation	$13,564,087

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2017.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$5,599

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$72,826

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

28	Western Asset Income Fund 2017 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(242,507)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(137,230)

During the six months ended June 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$6,661,638
Futures contracts (to sell)	14,910,651

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$56,969	—	$56,969

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Distributions subsequent to June 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
06/23/2017	07/03/2017	$0.0575
07/21/2017	08/01/2017	$0.0575
08/25/2017	09/01/2017	$0.0575
09/22/2017	10/02/2017	$0.0575

6. Stock repurchase program

On November 20, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended June 30, 2017, the Fund did not repurchase any shares.

Western Asset Income Fund 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

7. Capital loss carryforward

As of December 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2017	$(10,616,218)
12/31/2018	(227,490)
$(10,843,708)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $2,949,142, which have no expiration date, must be used first to offset any such gains.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s investment adviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended June 30, 2017. The following transactions were effected in shares of such companies for the six months ended June 30, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$1,200,000	1,200,000	$400,000	400,000	—	$178	—	$800,000

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	Western Asset Income Fund 2017 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Fund’s annual meeting of shareholders was held on May 23, 2017. Of the 9,469,511 common shares outstanding, the following shares were voted in the meeting:

Election of Directors:	For	Withheld
Robert Abeles, Jr.	7,934,675	335,353
Anita L. DeFrantz	7,905,297	364,730
Ronald L. Olson	7,984,835	285,192
Avedick B. Poladian	7,915,086	354,942
William E. B. Siart	7,823,383	446,645
Jaynie M. Studenmund	7,892,672	377,356
Jane Trust	7,982,950	287,078

Western Asset Income Fund	31

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

32	Western Asset Income Fund

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

Western Asset Income Fund	33

Western Asset

Income Fund

Directors

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart

Chairman

Jaynie M. Studenmund

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Jenna Bailey

Identify Theft Prevention Officer

Jeanne M. Kelly

Senior Vice President

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

New York Stock Exchange Symbol

PAI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX012841 8/17 SR17-3144

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 18, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 18, 2017